Kayne Anderson

Energy Development Company

KED Quarterly Report

August 31, 2010

     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
Company Overview
     We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also expect to continue to evaluate equity and debt investments in Upstream, Midstream and Other Energy Companies. “Energy Companies,” “Midstream Energy Companies,” “Upstream Energy Companies” and “Other Energy Companies” are each defined in Note 1 — Organization.
Withdrawal of Business Development Company Election
     At our annual meeting of stockholders on June 30, 2010, our stockholders approved the withdrawal of our election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The withdrawal of our BDC election was effective upon filing Form N-54C with the SEC on July 7, 2010.
     We believe the withdrawal will be beneficial for the following reasons: (i) to provide us with more flexibility in meeting our investment objective, (ii) to ensure that we have the ability to obtain sources of leverage on reasonable terms, and (iii) to maintain adequate liquidity to repay a portion of our outstanding leverage in the event of a market downturn.
     In connection with the withdrawal, our investment management agreement with KAFA was amended to remove the incentive fee paid to KAFA. Additionally, we will no longer be subject to the requirement that 70% of our portfolio must be comprised of “qualifying assets,” which generally include domestic private companies (the “70% Test”).
     Our investment objective is unchanged after the withdrawal, but our target mix of portfolio investments is revised as follows. Under normal market conditions, our portfolio investments will be allocated (i) between 50% and 70% in private MLPs, (ii) between 30% and 50% in public MLPs and (iii) between 0% and 20% in debt securities of public and private Energy Companies.
     The following table outlines certain key similarities and differences in our structure and governance before and after the withdrawal.

	After Withdrawal	Before Withdrawal
Type of Fund	Closed-end fund	BDC
Governed by the 1940 Act	Yes	Yes
Subject to the 70% Test	No	Yes
Annual Base Management Fee	1.75%	1.75%
Incentive Management Fee	No	Yes
Maximum Debt Leverage under the 1940 Act	33%	50%
Independent Directors	Majority	Majority
Tax Status	C-corporation	C-corporation
Distribution Policy	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Unrelated Business Taxable Income (UBTI)	No	No

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
Distributions
     We pay quarterly distributions to our common stockholders, funded in part by distributable cash flow (“DCF”) generated from our portfolio investments. DCF is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. DCF is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of DCF to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.
     Income from portfolio investments includes (a) cash distributions paid by MLPs, (b) paid-in-kind dividends received from MLPs and MLP Affiliates and (c) interest income from debt securities.
     Operating expenses include (a) management fees paid to KAFA, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) leverage costs, including interest expense.
Distributable Cash Flow (DCF)
(amounts in millions, except for per share amounts)

Three Months
Ended
August 31, 2010
Distributions and Other Income from Investments
Dividends and Distributions	$2.7
Paid-In-Kind Dividends and Distributions	1.4
Interest Income	0.8

Total Distributions and Other Income from Investments	4.9
Expenses
Investment Management Fee	(1.0)
Other Expenses	(0.4)

Total Management Fee and Other Expenses	(1.4)
Interest Expense	(0.4)

Distributable Cash Flow (DCF)	$3.1

Weighted Average Shares Outstanding	10.2
DCF per Weighted Average Share Outstanding	$0.31

     Payment of future distributions is subject to board of directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our board considers a number of factors which include, but are not limited to:
•	DCF generated in the current quarter;

•	Expected DCF over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio
     On September 29, 2010, we declared our quarterly distribution of $0.30 per common share for the period June 1, 2010 through August 31, 2010 for a total of $3.1 million. The distribution is payable on October 28, 2010 to stockholders of record on October 15, 2010. During the nine months ended August 31, 2010, we paid distributions totaling $9.2 million, or $0.90 per common share.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
     The component of our distribution that is from our current or accumulated earnings and profits will be taxable to a stockholder as dividend income. This income will be treated as qualified dividends for Federal income tax purposes at a rate of 15%. The special tax treatment for qualified dividends is scheduled to expire on December 31, 2010. Distributions that exceed our current or accumulated earnings and profits will be treated as a tax-deferred return of capital to the extent of a stockholder’s basis. We anticipate that a significant portion of the distributions paid in 2010 will be treated as a return of capital for tax purposes. The final determination of the tax character of these distributions will be made in early 2011 when we can determine our earnings and profits for the prior year. The final tax status of these distributions may differ substantially from this preliminary information.
Reconciliation of DCF to GAAP
     The difference between distributions and other income from investments in the DCF calculation and total investment income as reported in our Statement of Operations is reconciled as follows:
•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital portion of such distributions.

•	DCF includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining DCF, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.
     The treatment of expenses included in DCF also differs from what is reported in the Statement of Operations as follows:
•	The non-cash amortization of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of DCF. Further, write-offs of capitalized debt issuance costs are excluded from our calculation of DCF, but are included in interest expense for GAAP purposes.
Portfolio Activity
     During the quarter ended August 31, 2010, our investment in International Resource Partners LP (“IRP”) appreciated 90.4% based on very strong year to date performance, expected increases in future performance and recent initial public offerings as well as recent sale transactions of comparable coal companies that further support the increase in value.
     During the quarter, we received distributions of $1.3 million from Direct Fuels Partners, L.P. (“Direct Fuels”). In lieu of a cash distribution on the common and preferred units owned by us, Direct Fuels paid a distribution on such units in Class D preferred units. The Class D preferred units are senior to the existing convertible preferred units and pay a quarterly dividend of $0.80 per unit (annual rate of 16%).
     While we believe that Direct Fuels will generate sufficient distributable cash flow to resume cash distributions during the second half of 2011, Direct Fuels is in default with respect to certain financial covenants under its existing credit agreement and no cash distributions are permitted while in default. Direct Fuels recently received $16 million from the sale of its ethanol terminal and used these proceeds to repay approximately 40% of the outstanding balance under its credit facility. In connection with this reduction of debt,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
the lenders of Direct Fuels have proposed modifications to certain financial covenants but have not agreed to amendments that would allow Direct Fuels to make cash distributions to us. Direct Fuels is in ongoing discussions with its current lenders and is pursuing alternative financing options.
     On May 27, 2010, we received transferable subscription rights from Eagle Rock Energy Partners, L.P. (“Eagle Rock”) at a ratio of 0.35 right per common unit. Each right entitled us to purchase from Eagle Rock at an exercise price of $2.50 one common unit and one warrant to purchase one additional common unit of Eagle Rock. On June 29, 2010, we exercised all of our rights and received 474,064 common units and 474,064 warrants of Eagle Rock.
Our Top Ten Portfolio Investments as of August 31, 2010
     Listed below are our top ten portfolio investments as of August 31, 2010, represented as a percentage of our long-term investments.

						Percent of
		Public/	Equity/		Amount	Long-Term
	Investment	Private	Debt	Sector	($ in millions)	Investments
1.	International Resource Partners LP	Private	Equity	Coal	$74.3	30.8%
2.	Direct Fuels Partners, L.P.	Private	Equity	Midstream	27.6	11.5
3.	VantaCore Partners LP	Private	Equity	Aggregates	24.2	10.0
4.	Eagle Rock Energy Partners, L.P.	Public	Equity	Midstream/Upstream	10.6	4.4
5.	Antero Resources Finance Corp.	Private	Debt	Upstream	9.8	4.1
6.	Copano Energy, L.L.C.	Public	Equity	Midstream	6.7	2.8
7.	Plains All American Pipeline, L.P.	Public	Equity	Midstream	6.2	2.6
8.	ONEOK Partners, L.P.	Public	Equity	Midstream	5.3	2.2
9.	Rosetta Resources Inc.	Public	Debt	Upstream	5.1	2.1
10.	Energy Transfer Partners, L.P.	Public	Equity	Midstream	5.1	2.1

					$174.9	72.6%

Results of Operations — For the three months ended August 31, 2010
     Investment Income. Investment income totaled $1.5 million and consisted primarily of interest income on our energy debt investments and net dividends and distributions. We received $2.7 million of cash dividends and distributions, of which $2.1 million was treated as a return of capital during the period. We received $1.3 million of paid-in-kind preferred unit distributions, which is not included in investment income but is reflected as an unrealized gain.
     Operating Expenses. Operating expenses totaled $1.9 million, including $1.0 million of investment management fees; $0.5 million of interest expense, of which $0.1 million was the amortization of debt issuance costs, and $0.4 million of other operating expenses. Investment management fees were equal to an annual rate of 1.75% of average total assets.
     Net Investment Loss. Our net investment loss totaled $0.2 million and included a deferred income tax benefit of $0.1 million.
     Net Realized Gains. We had net realized gains from our investments of $0.04 million, net of $0.02 million of deferred tax expense.
     Net Change in Unrealized Gains. We had net unrealized gains of $26.4 million. The net unrealized gain consisted of $41.6 million of unrealized gains from investments and a deferred tax expense of $15.2 million. The majority of these gains are attributable to our investment in IRP and, to a lesser extent, our investments in public MLPs.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)
     Net Increase in Net Assets Resulting from Operations. We had an increase in net assets resulting from operations of $26.2 million. This increase is composed of a net investment loss of $0.2 million; net realized gains of $0.04 million; and net unrealized gains of $26.4 million, as noted above.
Liquidity and Capital Resources
     As of August 31, 2010, we had approximately $7.3 million in cash and short-term repurchase agreements. Our repurchase agreements are collateralized by U.S. Treasury securities, and our counterparty is J.P. Morgan Securities Inc.
     Our senior secured revolving credit facility (the “Credit Facility”) has a $70 million commitment, a three year term (maturing on March 30, 2013), and outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.
     Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base and there is a limit of $7 million of borrowing base contribution from any single issuer.
     As of August 31, 2010, we had $52 million of borrowings under our Credit Facility (at an interest rate of 2.30%), which represented 66.8% of our borrowing base of $77.8 million (78.8% of our borrowing base attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $70 million and our borrowing base.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF AUGUST 31, 2010
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 122.9%
Equity Investments(a) — 102.9%
United States — 102.9%
Private MLP(b)(c) — 64.3%
Direct Fuels Partners, L.P. — Class A Common Units	2,500	$21,250
Direct Fuels Partners, L.P. — Convertible Preferred Units(d)	143	2,511
Direct Fuels Partners, L.P. — Class D Preferred Units(e)	187	3,874
International Resource Partners LP	1,500	74,250
VantaCore Partners LP	1,465	24,167

		126,052

Publicly Traded MLP and MLP Affiliate — 38.4%
Capital Product Partners L.P.	228	1,844
Chesapeake Midstream Partners, L.P.(f)	40	942
Copano Energy, L.L.C.	265	6,662
DCP Midstream Partners, LP	109	3,452
Eagle Rock Energy Partners, L.P.	1,692	10,152
Eagle Rock Energy Partners, L.P. — Warrants(g)(h)	474	488
Enbridge Energy Management, L.L.C.(i)	64	3,371
Enbridge Energy Partners, L.P.	61	3,288
Energy Transfer Partners, L.P.	112	5,095
Enterprise GP Holdings L.P.	71	3,454
Enterprise Products Partners L.P.	48	1,769
Exterran Partners, L.P.	82	1,921
Global Partners LP	142	3,522
Holly Energy Partners, L.P.	21	1,030
Inergy, L.P.	99	3,694
Kinder Morgan Management, LLC(i)	9	524
MarkWest Energy Partners, L.P.	55	1,829
Martin Midstream Partners L.P.	45	1,353
ONEOK Partners, L.P.	76	5,260
Penn Virginia GP Holdings, L.P.	31	603
Plains All American Pipeline, L.P.(c)	103	6,170
Quicksilver Gas Services LP	77	1,790
Targa Resources Partners LP	30	766
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF AUGUST 31, 2010
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Publicly Traded MLP and MLP Affiliate — (Continued)
Teekay LNG Partners L.P.	51	$1,679
Teekay Offshore Partners L.P.	23	491
Teekay Tankers Ltd.	73	848
TransMontaigne Partners L.P.	61	2,142
Western Gas Partners, LP	44	1,064

		75,203

Other Equity — 0.2%
PostRock Energy Corporation(g)(j)	145	477

Total Equity Investments (Cost $171,516)		201,732

	Interest		Maturity	Principal
	Rate		Date	Amount
Energy Debt Investments — 20.0%
Upstream — 11.8%
Antero Resources Finance Corp.	9.375%		12/1/17	$9,500	9,809
Carrizo Oil & Gas, Inc.(k)	4.375		6/1/28	2,500	2,334
Hilcorp Energy Company	8.000		2/15/20	1,700	1,734
NFR Energy LLC	9.750		2/15/17	2,000	2,020
Petroleum Development Corporation	12.000		2/15/18	2,000	2,150
Rosetta Resources Inc.	9.500		4/15/18	5,005	5,105

					23,152

Midstream and Other — 5.9%
Energy Future Holdings Corp.(l)	10.000		1/15/20	3,000	2,889
Foresight Energy LLC	9.625		8/15/17	5,000	4,963
Niska Gas Storage US, LLC	8.875		3/15/18	2,500	2,631
North American Energy Alliance LLC	10.875		6/1/16	1,000	1,080

					11,563

Oilfield Services — 2.3%
ProPetro Services, Inc.(b)(g)(m)	(n	)	2/15/13	35,000	4,500

Total Energy Debt Investments (Cost $67,324)					39,215

Total Long-Term Investments (Cost $238,840)					240,947

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF AUGUST 31, 2010
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity
Description	Rate	Date	Value
Short-Term Investment — 0.5%
Repurchase Agreement— 0.5%
J.P. Morgan Securities Inc. (Agreement dated 8/31/2010 to be repurchased at $1,000), collateralized by $1,020 in U.S. Treasury bills (Cost $1,000)	0.140%	9/1/10	$1,000

Total Investments — 123.4% (Cost $239,840)			241,947

Senior Secured Revolving Credit Facility Borrowings			(52,000)
Other Assets in Excess of Total Liabilities			6,075

Net Assets			$196,022

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Fair valued and restricted security. See Notes 2, 3 and 7.

(c)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”), International Resource Partners LP (“IRP”) and VantaCore Partners LP and that it is an affiliate of Plains All American Pipeline, L.P. See Note 5 — Agreements and Affiliations.

(d)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 7 — Restricted Securities.

(e)	The Class D Preferred Units are senior to Direct Fuels’ other Convertible Preferred Units and Class A Common Units. The Class D Preferred Units are being issued by Direct Fuels to holders of common units and preferred units in lieu of cash distributions. See Note 7 — Restricted Securities.

(f)	Security is currently non-income producing but is expected to pay cash distributions within twelve months.

(g)	Security is non-income producing.

(h)	The Company holds 474 warrants of Eagle Rock Energy Partners, L.P. (“Eagle Rock”), and each warrant entitles the Company to purchase one Eagle Rock common unit for $6.00 on specified days of March 15, May 15, August 15 and November 15 through the expiration date of May 15, 2012.

(i)	Distributions are paid-in-kind.

(j)	The Company’s private MLP investment in Quest Midstream Partners, L.P. (“Quest”) was converted to publicly traded common shares of PostRock Energy Corporation (“PostRock”) following the merger of three related entities — Quest Resource Corporation, Quest Energy Partners, L.P. and Quest.

(k)	Security is convertible, using a net share settlement process, into a combination of cash and common shares of the issuer. The Company may require the issuer to repurchase notes at par on June 1, 2013, 2018 and 2023.

(l)	Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries. Texas Competitive Electric Holdings is a wholly owned subsidiary of Energy Future Holdings Corp.

(m)	The Company holds 2,905 warrants that relate to the senior secured second lien term loan facility with ProPetro Services, Inc. These warrants were assigned no value as of August 31, 2010, are non-income producing and expire on February 15, 2017.

(n)	Floating rate senior secured second lien term loan facility. Security is in default, and the Company is not accruing interest income on this security. See Note 2 — Investment Income.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 118.9%
Equity Investments(a) — 95.6%
United States — 95.6%
Private MLP(b)(c) — 56.1%
Direct Fuels Partners, L.P. — Class A Common Units(d)	2,500	$30,000
Direct Fuels Partners, L.P. — Class A Convertible Preferred Units(d)(e)	96	1,765
Direct Fuels Partners, L.P. — Class B Convertible Preferred Units(d)(f)	27	503
Direct Fuels Partners, L.P. — Class C Convertible Preferred Units(d)(g)	20	402
International Resource Partners LP	1,500	34,500
Quest Midstream Partners, L.P.(h)	361	1,713
VantaCore Partners LP(d)	1,465	25,632

		94,515

Publicly Traded MLP and MLP Affiliate(i) — 39.5%
Calumet Specialty Products Partners, L.P.	22	398
Capital Product Partners L.P.(j)	113	860
Copano Energy, L.L.C.	74	1,502
Copano Energy, L.L.C. — Unregistered, Class D Units(b)	76	1,491
DCP Midstream Partners, LP.	91	2,295
Duncan Energy Partners L.P.	3	74
Eagle Rock Energy Partners, L.P.(j)(k)	1,113	5,264
Eagle Rock Energy Partners, L.P. (b)(j)(l)	148	686
Enbridge Energy Management, L.L.C.(m)	27	1,320
Enbridge Energy Partners, L.P.	91	4,489
Energy Transfer Equity, L.P.	119	3,506
Energy Transfer Partners, L.P.	37	1,606
Enterprise Products Partners L.P.	223	6,634
Exterran Partners, L.P.	82	1,590
Global Partners LP (j)	142	3,331
Holly Energy Partners, L.P.	11	396
Inergy, L.P.	99	3,280
Kinder Morgan Management, LLC(m)	34	1,730
K-Sea Transportation Partners L.P.	8	83
Magellan Midstream Holdings, L.P.	57	2,342
MarkWest Energy Partners, L.P.	108	2,768
Martin Midstream Partners L.P.	49	1,283
Navios Maritime Partners L.P.(j)	56	792
ONEOK Partners, L.P.	18	1,077
Plains All American Pipeline, L.P.(d)	103	5,200
Quicksilver Gas Services LP (j)	20	426
Regency Energy Partners LP	154	3,066
Targa Resources Partners LP	37	737
TC PipeLines, LP	10	352
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	No. of
Description	Shares/Units	Value
Publicly Traded MLP and MLP Affiliate(i) — (Continued)
Teekay LNG Partners L.P.	102	$2,485
Teekay Offshore Partners L.P.	23	413
TransMontaigne Partners L.P.(j)	46	1,198
Williams Partners L.P.	139	3,923

		66,597

Other Private Equity(c) — 0.0%
ProPetro Services, Inc. — Warrants(b)(n)	2,905	—
Trident Resources Corp. — Warrants(o)	100	—

		—

Total Equity Investments (Cost $175,611)		161,112

	Interest		Maturity	Principal
	Rate		Date	Amount
Energy Debt Investments(c) — 23.3%
United States — 21.8%
Upstream — 9.4%
Antero Resources Finance Corp.	9.375%		12/1/17	$7,500		7,519
Hilcorp Energy Company	7.750		11/1/15	6,585		6,338
Petroleum Development Corporation	12.000		2/15/18	2,000		2,020

						15,877

Midstream & Other — 6.0%
Energy Future Holdings Corp.(p)	(q	)	10/10/14	9,209		6,861
North American Energy Alliance LLC	10.875		6/1/16	1,000		1,042
Targa Resources, Inc.	8.500		11/1/13	2,155		2,112

						10,015

Oilfield Services — 4.2%
Dresser, Inc.	(r	)	5/4/15	5,000		4,575
ProPetro Services, Inc.(b)	(s	)	2/15/13	35,000		2,500

						7,075

Coal — 2.2%
Drummond Company, Inc.	7.375		2/15/16	4,000		3,770

Total United States (Cost $67,224)						36,737

Canada — 1.5%
Upstream — 1.5%
Athabasca Oil Sands Corp.(t) (Cost $2,434)	13.000		7/30/11	(u	)	2,510

Total Energy Debt Investments (Cost $69,658)						39,247

Total Long-Term Investments (Cost $245,269)						200,359

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

	Interest	Maturity
Description	Rate	Date	Value
Short-Term Investments — 2.8%
Repurchase Agreements— 2.8%
J.P. Morgan Securities Inc. (Agreements dated 11/30/2009 to be repurchased at $4,710), collateralized by 4,798 in U.S. Treasury note (Cost $4,710)	0.070%	12/1/09	$4,710

Total Investments — 121.7% (Cost $249,979)			205,069

Senior Secured Revolving Credit Facility Borrowings			(56,000)
Other Assets in Excess of Total Liabilities			19,470

Net Assets			$168,539

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Fair valued and restricted security. See Notes 2, 3 and 7.

(c)	Unless otherwise noted, security is treated as an eligible portfolio company (“EPC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

(d)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. and VantaCore Partners LP and that is an affiliate of Plains All American, L.P. See Note 5 — Agreements and Affiliations.

(e)	The Class A Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $20.00 per unit.

(f)	The Class B Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $18.50 per unit.

(g)	The Class C Convertible Preferred Units are convertible into Class A Common Units on a one-for-one basis at a price of $15.50 per unit.

(h)	Security is non-income producing.

(i)	Unless otherwise noted, security is not treated as an EPC under the 1940 Act. As a business development company, the Company is generally prohibited from acquiring assets other than qualifying assets unless at least 70% of its total assets (excluding deferred tax assets) are qualifying assets under the 1940 Act. As of November 30, 2009, the percentage of the Company’s total assets (excluding deferred tax assets) that are qualifying assets was 70.5%.

(j)	All or a portion of the Company’s holdings in this security are treated as an EPC under the 1940 Act.

(k)	Common units are unregistered but may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

(l)	Unregistered common units which were placed in escrow for a period of 18 months following the sale of Millennium Midstream Partners, L.P. (the escrow account will be released on April 1, 2010).

(m)	Distributions are paid-in-kind.

(n)	Warrants relate to the Company’s floating rate senior secured second lien term loan facility with ProPetro Services, Inc. These warrants are non-income producing and expire on February 15, 2017.

(o)	Warrants are non-income producing and expire on November 30, 2013.

(p)	Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries, including TXU Energy, Oncor and Luminant.

(q)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 350 basis points (3.78% as of November 30, 2009).
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF NOVEMBER 30, 2009
(amounts in 000’s)

(r)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 575 basis points (5.99% as of November 30, 2009).

(s)	Floating rate senior secured second lien term loan facility. Security’s default interest rate is LIBOR + 1100 basis points, but the Company is not accruing interest income on this security. See Note 2 — Investment Income.

(t)	Security is not treated as an EPC under the 1940 Act.

(u)	Security’s principal amount is 2,500 Canadian dollars.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
(amounts in 000’s, except share and per share amounts)

	August 31,
	2010	November 30,
	(Unaudited)	2009
ASSETS
Investments, at fair value:
Non-affiliated (Cost — $140,926 and $172,244)	$108,725	$136,857
Affiliated (Cost — $97,914 and $73,025)	132,222	63,502
Repurchase agreements (Cost — $1,000 and $4,710)	1,000	4,710

Total investments (Cost — $239,840 and $249,979)	241,947	205,069
Cash	6,338	—
Deferred income tax asset	—	20,135
Receivable for securities sold	—	14
Interest, dividends and distributions receivable, net	790	410
Debt issuance costs, prepaid expenses and other assets	967	392

Total Assets	250,042	226,020

LIABILITIES
Senior secured revolving credit facility	52,000	56,000
Deferred income tax liability	276	—
Payable for securities purchased	—	17
Investment management fee payable	1,010	858
Accrued directors’ fees and expenses	73	74
Accrued expenses and other liabilities	661	532

Total Liabilities	54,020	57,481

NET ASSETS	$196,022	$168,539

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized at August 31, 2010 and November 30, 2009; 10,242,094 and 10,163,978 shares issued and outstanding at August 31, 2010 and November 30, 2009, respectively)	$10	$10
Paid-in capital	201,222	203,576
Accumulated net investment loss, net of income taxes, less dividends	(9,387)	(2,869)
Accumulated net realized gains (losses) on investments, net of income taxes	3,246	(3,272)
Net unrealized gains (losses) on investments, net of income taxes	931	(28,906)

NET ASSETS	$196,022	$168,539

NET ASSET VALUE PER SHARE	$19.14	$16.58

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009
INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$1,074	$1,715	$3,337	$6,248
Affiliated investments	1,602	1,947	4,536	5,846

Total dividends and distributions	2,676	3,662	7,873	12,094
Return of capital	(2,055)	(2,442)	(6,340)	(9,972)

Net dividends and distributions	621	1,220	1,533	2,122
Interest and other income	852	1,046	2,664	2,486

Total investment income	1,473	2,266	4,197	4,608

Expenses
Investment management fees	1,010	816	2,868	2,369
Professional fees	150	185	485	618
Directors’ fees and expenses	70	73	222	217
Insurance	37	38	110	116
Administration fees	34	31	102	113
Custodian fees	10	19	43	51
Other expenses	112	33	401	385

Total Expenses — Before interest expense	1,423	1,195	4,231	3,869
Interest expense	435	341	1,299	1,021

Total Expenses	1,858	1,536	5,530	4,890

Net Investment Income (Loss) — Before Income Taxes	(385)	730	(1,333)	(282)
Deferred income tax benefit (expense)	141	(290)	487	106

Net Investment Income (Loss)	(244)	440	(846)	(176)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments	65	(5,060)	10,211	(17,543)
Foreign currency transactions	—	33	53	27
Options	—	—	—	17
Deferred income tax benefit (expense)	(24)	1,715	(3,746)	6,597

Net Realized Gains (Losses)	41	(3,312)	6,518	(10,902)

Net Change in Unrealized Gains (Losses)
Investments	41,593	14,456	47,016	32,812
Foreign currency translations	—	(18)	(27)	10
Options	—	—	—	—
Deferred income tax expense	(15,182)	(5,176)	(17,152)	(12,372)

Net Change in Unrealized Gains	26,411	9,262	29,837	20,450

Net Realized and Unrealized Gains	26,452	5,950	36,355	9,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,208	$6,390	$35,509	$9,372

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

	Nine Months
	Ended		For the Year
	August 31,		Ended
	2010		November 30,
	(Unaudited)		2009
OPERATIONS
Net investment income (loss)	$(846)		$1,073
Net realized gains (losses)	6,518		(10,736)
Net change in unrealized gains	29,837		27,892

Net Increase in Net Assets Resulting from Operations	35,509		18,229

DIVIDENDS AND DISTRIBUTIONS
Dividends	(5,672	)(1)	—
Distributions — return of capital	(3,499	)(1)	(13,143	)(2)

Dividends and Distributions	(9,171)		(13,143)

CAPITAL STOCK TRANSACTIONS
Issuance of 78,116 and 60,992 shares of common stock from reinvestment of dividends	1,145		766

Increase in Net Assets from Capital Stock Transactions	1,145		766

Total Increase in Net Assets	27,483		5,852

NET ASSETS
Beginning of period	168,539		162,687

End of period	$196,022		$168,539

(1)	This is an estimate of the characterization of the distributions paid to common stockholders for the nine months ended August 31, 2010 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimate.

(2)	The information presented in each of these items the actual characterization of a portion of the total distributions paid to common stockholders for the fiscal year ended November 30, 2009 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CASH FLOWS
(amounts in 000’s)
(UNAUDITED)

	Nine Months Ended August 31,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$35,509	$9,372
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of long-term investments	(56,238)	(27,571)
Proceeds from sale of long-term investments	66,867	34,137
Proceeds from sale (purchase) of short-term investments, net	3,710	(1,061)
Realized losses (gains) on investments	(10,211)	17,498
Return of capital distributions	6,340	9,972
Unrealized gains on investments (excluding impact of $27 and $10 of foreign currency translations)	(47,016)	(32,812)
Deferred income tax provision	20,411	5,669
Accretion of bond discount	(330)	(866)
Decrease in deposits with brokers	—	123
Decrease in receivable for securities sold	14	688
Increase in interest, dividends and distributions receivable, net	(380)	(114)
Decrease (increase) in debt issuance costs, prepaid expenses and other assets	(575)	451
Decrease in payable for securities purchased	(17)	(8)
Increase (decrease) in investment management fee payable	152	(258)
Decrease in accrued directors’ fees and expenses	(1)	(3)
Increase (decrease) in accrued expenses and other liabilities	129	(517)

Net Cash Provided by Operating Activities	18,364	14,700

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of senior secured revolving credit facility	(4,000)	(5,000)
Cash distributions to stockholders	(8,026)	(9,700)

Net Cash Used in Financing Activities	(12,026)	(14,700)

NET CHANGE IN CASH	6,338	—
CASH — BEGINNING OF PERIOD	—	—

CASH — END OF PERIOD	$6,338	$—

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,145 and $403 for the nine months ended August 31, 2010 and August 31, 2009, respectively.
During the nine months ended August 31, 2010, there were no state income taxes paid and interest paid was $796. During the nine months ended August 31, 2009, there were no state income taxes paid and interest paid was $1,343.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine					For the Period
	Months Ended					September 21,
	August 31,					2006 through
	2010		For the Year Ended November 30,			November 30,
	(Unaudited)		2009	2008	2007	2006
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.58		$16.10	$24.39	$24.19	$23.32

Net investment income (loss)	(0.08)		0.10	(0.35)	0.36	0.09
Net realized and unrealized gain (loss) on investments	3.56		1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	(0.38)	—	—

Total income (loss) from investment operations	3.48		1.78	(6.62)	1.54	0.87

Dividends(2)	(0.56)		—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	(0.15)	—
Distributions — return of capital(2)	(0.34)		(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(0.90)		(1.30)	(1.67)	(1.34)	—

Dilutive effect of issuance of common stock	(0.02)		—	—	—	—

Net asset value, end of period	$19.14		$16.58	$16.10	$24.39	$24.19

Market value per share, end of period	$14.59		$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	14.6%		56.0%	(54.8)%	9.3%	(10.7)%

Supplemental Data and Ratios(5)
Net assets, end of period	$196,022		$168,539	$162,687	$245,133	$241,914
Ratio of expenses to average net assets:
Management fees	2.1%		2.0%	2.4%	2.0%	1.7%
Other expenses	1.0		1.3	1.1	0.8	1.4

Subtotal	3.1		3.3	3.5	2.8	3.1

Interest expense	1.0		0.8	2.0	1.0	—
Management fee waivers	—		—	—	(0.4)	(0.5)

Expenses (exclusive of tax expense)	4.1		4.1	5.5	3.4	2.6

Tax expense	15.0		6.9	— (7)	0.8	—

Total expenses(6)	19.1%		11.0%	5.5%	4.2%	2.6%

Ratio of net investment income (loss) to average net assets	(0.6)%		0.7%	(1.6)%	1.5%	1.9%
Net increase (decrease) in net assets resulting from operations to average net assets	19.6	%(8)	11.3%	(31.1)%	6.2%	3.7	%(8)
Portfolio turnover rate	26.4	%(8)	20.9%	27.0%	28.8%	5.6	%(8)
Average net assets	$180,756		$160,847	$214,818	$248,734	$235,199

Average shares of common stock outstanding	10,199,431		10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facilities	$55,230		$53,422	$75,563	$32,584	—
Average amount of borrowings outstanding per share of common stock during the period	$5.42		$5.28	$7.50	$3.25	—

(1)	Based on average shares of common stock outstanding for each of the periods ended.

(2)	The information presented for the nine months ended August 31, 2010 is a current estimate of the characterization of a portion of the total distributions paid to common stockholders. The information presented for each of the other periods is the actual characterization of a portion of the total distributions paid to common stockholders as either dividends (ordinary income) or distributions (return of capital) based on the Company’s earnings and profits.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Not annualized for the nine months ended August 31, 2010 and for the period September 21, 2006 through November 30, 2006. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(7)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it cannot be predicted whether the Company will incur a benefit in the future, a deferred income tax expense of 0.00% has been assumed.

(8)	Not annualized.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
1. ORGANIZATION
     Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes. From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
     On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.
     The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.
2. SIGNIFICANT ACCOUNTING POLICIES
     A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
     B. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.
     C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Energy debt securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For energy debt securities that are considered corporate bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell energy debt securities at the quoted prices due to the lack of liquidity for these securities.
     Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.
     The Company’s portfolio includes securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in good faith by the board of directors of the Company under a valuation policy and a consistently applied valuation process. Unless otherwise determined by the board of directors, the following valuation process, approved by the board of directors, is used for such securities:
•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA”) responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the board of directors) on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with procedures adopted by the board of directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the board.

•	Valuation Firm. No less frequently than quarterly, a third-party valuation firm engaged by the board of directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the board of directors which consist of certain limited procedures that the Company identified and requested them to perform. For the nine months ended August 31, 2010, the independent valuation firm provided limited procedures on investments in four portfolio companies, comprising approximately 54.0% of the total investments as of August 31, 2010. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•	Board of Directors Determination. The board of directors considers the valuations provided by KAFA and the Valuation Committee and ratifies valuations for the applicable securities at each quarterly board meeting. The board of directors considers the reports provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.
     During the course of such valuation process, whenever possible, privately-issued equity and debt investments are valued using comparisons of valuation ratios of the portfolio companies that issued such equity and debt securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to reflect the illiquid nature of the investment. The Company also utilizes comparative information such as acquisition transactions, public offerings or subsequent equity sales to corroborate its valuations. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
     Factors that the Company may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.
     Unless otherwise determined by the board of directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
     At August 31, 2010, the Company held 66.6% of its net assets applicable to common stockholders (52.2% of total assets) in securities that were fair valued pursuant to the procedures adopted by the board of directors. The aggregate fair value of these securities at August 31, 2010 was $130,552. See Note 7 — Restricted Securities.
     At November 30, 2009, the Company held 58.9% of its net assets applicable to common stockholders (43.9% of total assets) in securities that were fair valued pursuant to the procedures adopted by the board of directors. The aggregate fair value of these securities at November 30, 2009 was $99,192. See Note 7 — Restricted Securities.
     D. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
     E. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
     F. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.
     Interest rate swap contracts. The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
     Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
     Option contracts. The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.
     The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.
     The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.
     When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
     G. Return of Capital Estimates — Distributions received from the Company’s investments in public and private master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from MLPs and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
     The following table sets forth the Company’s estimated return of capital for distributions received from its public and private MLPs, both as a percentage of total distributions and in thousands of dollars. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains in each of the comparative periods.

	Three Months Ended		Nine Months Ended
	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009
Estimated return of capital portion of dividends and distributions received	77%	67%	81%	82%
Return of capital — attributable to Net Realized Gains	$126	$418	$2,145	$2,889
Return of capital — attributable to Net Change in Unrealized Gains	1,929	2,024	4,195	7,083

Total return of capital	$2,055	$2,442	$6,340	$9,972

     H. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
     Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.
     During the three and nine months ended August 31, 2010, the Company recognized no interest income related to its investment in ProPetro Services, Inc. (“ProPetro”). Beginning December 1, 2009, the Company discontinued the non-cash accretion of the discount to par value of the debt security based on its expectation that it will not realize par value on its investment.
     During the three and nine months ended August 31, 2009, the Company recognized interest income of $431 and $643 related to its debt investment in ProPetro. This interest income was the result of the non-cash accretion of the discount to par value of this debt security. The Company also recognized an equal and offsetting unrealized loss related to the original discount on the Company’s investment in ProPetro.
     The Company’s stock dividends and distributions consist of additional units of Direct Fuels Partners, L.P., Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. During each of the fiscal periods set forth below, the Company received the following stock dividends in total from Direct Fuels Partners, L.P., Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

	Three Months Ended		Nine Months Ended
	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009
Direct Fuels Partners, L.P.	$1,314	$—	$3,743	$—
Enbridge Energy Management, L.L.C.	65	26	151	75
Kinder Morgan Management, LLC	7	34	50	105

Total stock dividends	$1,386	$60	$3,944	$180

     I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made for the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.
     J. Income Taxes —The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.
     The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability (asset).
     The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August, 2010, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.
     K. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
     L. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
     Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.
     Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.
3. FAIR VALUE
     As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.
     The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.
     Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
     The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2010.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
Assets at Fair Value	Total	(Level 1)	(Level 2)	(Level 3)
Equity investments	$201,732	$75,680	$—	$126,052
Energy debt investments	39,215	—	34,715	4,500
Repurchase agreement	1,000	—	1,000	—

Total assets at fair value	$241,947	$75,680	$35,715	$130,552

     The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2009.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
Assets at Fair Value	Total	(Level 1)	(Level 2)	(Level 3)
Equity investments	$161,112	$64,420	$—	$96,692
Energy debt investments	39,247	—	36,747	2,500
Repurchase agreement	4,710	—	4,710	—

Total assets at fair value	$205,069	$64,420	$41,457	$99,192

     The Company did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2010 or November 30, 2009.
     In January 2010, the FASB Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact that ASU No. 2010-06 will have on its financial statement disclosures.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
     The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2010.

	Three Months Ended August 31, 2010
	Total	Energy Debt	Equity
Balance — May 31, 2010	$100,065	$4,000	$96,065
Transfers out of Level 3	(1,456)	—	(1,456)
Realized gains (losses)	—	—	—
Unrealized gains, net	30,629	500	30,129
Purchases, issuances or settlements	1,314	—	1,314

Balance — August 31, 2010	$130,552	$4,500	$126,052

	Nine Months Ended August 31, 2010
	Total	Energy Debt	Equity
Balance — November 30, 2009	$99,192	$2,500	$96,692
Transfers out of Level 3	(5,346)	—	(5,346)
Realized gains (losses)	—	—	—
Unrealized gains, net	31,507	2,000	29,507
Purchases, issuances or settlements	5,199	—	5,199

Balance — August 31, 2010	$130,552	$4,500	$126,052

     The $30,629 and $31,507 of unrealized gains, net, presented in the tables above relate to investments that are still held at August 31, 2010, and the Company presents these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).
     The transfers out of Level 3 for the three and nine months ended August 31, 2010 relate primarily to the conversion of Quest to PostRock, the release of the Company’s unregistered common units of Eagle Rock from escrow on April 1, 2010 and the conversion of the Company’s transferable subscription rights of Eagle Rock on July 9, 2010. The purchases, issuances or settlements for the three and nine months ended August 31, 2010 relate primarily to the issuance of Class D Preferred Units of Direct Fuels in lieu of common and preferred distributions.
     The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2010, May 31, 2010, or November 30, 2009.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
     The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2009.

	Three Months Ended August 31, 2009
	Total	Energy Debt	Equity
Balance — May 31, 2009	$98,919	$4,500	$94,419
Transfers out of Level 3	(2,391)	—	(2,391)
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	190	(1,500)	1,690
Purchases, issuances or settlements	538	—	538

Balance — August 31, 2009	$97,256	$3,000	$94,256

	Nine Months Ended August 31, 2009
	Total	Energy Debt	Equity
Balance — November 30, 2008	$114,708	$10,000	$104,708
Transfers out of Level 3	(10,781)	—	(10,781)
Realized gains (losses)	—	—	—
Unrealized losses, net	(9,138)	(7,000)	(2,138)
Purchases, issuances or settlements	2,467	—	2,467

Balance — August 31, 2009	$97,256	$3,000	$94,256

     The $190 of unrealized gains, net, and $9,138 of unrealized losses, net, presented in the tables above for the three and nine months ended August 31, 2009 relate to investments that were still held at August 31, 2009, and the Company presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).
     The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2009, May 31, 2009 or November 30, 2008.
4. INCOME TAXES
     Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities are as follows:

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

	August 31, 2010	November 30,
	(Unaudited)	2009
Deferred tax assets:
Organizational costs	$17	$18
Net operating loss carryforwards	2,184	2,442
Net capital loss carryforwards	4,748	7,333
Net unrealized losses on investment securities	—	11,703
Deferred tax liabilities:
Net unrealized gains on investment securities	(4,662)	—
Basis reductions resulting from estimated return of capital	(2,563)	(1,361)

Total net deferred tax asset (liability)	$(276)	$20,135

     At August 31, 2010 the Company had a federal net operating loss carryforward of $6,414 (deferred tax asset of $2,082). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $6,414 of the net operating loss carryforward will expire in 2028. In addition, the Company has state net operating losses which total approximately $4,401 (deferred tax asset of $102). These state net operating losses expire in 2014 through 2028.
     At August 31, 2010, the Company had a capital loss carryforward of $13,675 (deferred tax asset of $4,786). Realization of the capital loss carryforwards are dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2014.
     As of August 31, 2010 and November 30, 2009, the identified cost of investments for federal income tax purposes was $227,769 and $236,370, respectively. The cost basis of investments includes a $12,071 and $13,608 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments at August 31, 2010 and November 30, 2009, respectively. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	August 31, 2010	November 30,
	(Unaudited)	2009

Gross unrealized appreciation of investments	$72,093	$22,300
Gross unrealized depreciation of investments	(57,915)	(53,601)

Net unrealized appreciation (depreciation) before tax	$14,178	$(31,301)

     For the three and nine months ended August 31, 2010 and 2009, the Company’s effective tax rate was 36.5% and 37.0%, respectively. Components of the Company’s income tax benefit (expense) for the following comparative periods were as follows:

	Three Months Ended		Nine Months Ended
	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009
Deferred income tax benefit (expense) — net investment loss (income)	$141	$(290)	$487	$106
Deferred income tax benefit (expense) — realized losses (gains)	(24)	1,715	(3,746)	6,597
Deferred income tax expense — unrealized gains	(15,182)	(5,176)	(17,152)	(12,372)

Income tax expense	$(15,065)	$(3,751)	$(20,411)	$(5,669)

     The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2010, the Company did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
5. AGREEMENTS AND AFFILIATIONS
     A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.
     B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Company has material future rights and commitments. Pursuant to the investment management agreement, KAFA has agreed to serve as investment adviser. Payments under the investment management agreement include a management fee and reimbursement of certain expenses.
     Investment Management Fee. The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.
     The Company’s management fees for the comparative financial periods are as follows:

	Three Months Ended		Nine Months Ended
	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009
Management fees	$1,010	$816	$2,868	$2,369

     Following stockholder approval on June 30, 2010, the Company withdrew its election to be treated as a BDC under the 1940 Act on July 7, 2010. In conjunction with this withdrawal, the Company amended its investment management agreement and is no longer subject to the incentive fee provisions of the prior agreement. There will be no change in the management fee payable to KAFA.
     C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
     The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.
     In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
Affiliated Investments.
     Direct Fuels Partners, L.P. — At August 31, 2010, the Company held a 39.1% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it may be an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.
     International Resource Partners LP — At August 31, 2010, the Company held a 23.6% limited partnership interest in International Resource Partners LP (“IRP”). The Company believes that the limited partnership interests of IRP should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the advisory board of the general partner for IRP. Although the Company does not own any interest in the general partner of IRP, it believes that it may be an affiliate of IRP under the 1940 Act by virtue of its participation on the advisory board of the general partner.
     Plains All American Pipeline, L.P. — Robert V. Sinnott is a member of the Company’s board of directors and a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American, L.P. under the 1940 Act by virtue of the ownership interests in the general partner by the Company’s affiliates.
     VantaCore Partners LP — At August 31, 2010, the Company held a 30.6% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes that it may be an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.
6. INVESTMENT TRANSACTIONS
     For the nine months ended August 31, 2010, the Company purchased and sold securities in the amount of $56,238 and $66,867 (excluding short-term investments). For the nine months ended August 31, 2009, the Company purchased and sold securities in the amount of $27,571 and $34,137 (excluding short-term investments).
7. RESTRICTED SECURITIES
     From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, and cannot be offered for public sale in a non-exempt

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.
     At August 31, 2010, the Company held the following restricted securities.

				Number of
				Units,
				Warrants, or			Fair Value		Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	per Unit/	Percent of	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Warrant	Net Assets	Assets
Direct Fuels Partners, L.P. (1)	Class A Common Units	6/11/07	(2)	2,500	$41,817	$21,250	$8.50	10.8%	8.5%
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(3)	5/14/09	(2)	96	1,952	1,668	17.30	0.9	0.7
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(3)	8/25/09	(2)	27	538	472	17.55	0.2	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(3)	11/20/09	(2)	20	408	371	18.25	0.2	0.1
Direct Fuels Partners, L.P.	Class D Preferred Units	(4)	(2)	187	5	3,874	20.70	2.0	1.5
International Resource Partners LP(5)	Class A Units	6/12/07	(2)	1,500	27,181	74,250	49.50	37.9	29.7
ProPetro Services, Inc.	Warrants	2/15/07	(2)	2,905	2,469	—	—	—	—
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(2)	$35,000	33,320	4,500	n/a	2.3	1.8
VantaCore Partners LP (6)	Class A Common Units	5/21/07, 8/04/08	(2)	1,465	22,491	24,167	16.50	12.3	9.7

Total of securities valued in accordance with procedures established by the board of directors(7)					$130,181	$130,552		66.6%	52.2%

Energy Future Holdings Corp.	Senior Notes	(8)	(2)	$3,000	$3,108	$2,889	n/a	1.5%	1.2%
Foresight Energy LLC	Senior Notes	(8)	(2)	$5,000	4,968	4,963	n/a	2.5	2.0
Hilcorp Energy Company	Senior Notes	(8)	(2)	$1,700	1,672	1,734	n/a	0.9	0.7
NFR Energy LLC	Senior Notes	(8)	(2)	$2,000	1,976	2,020	n/a	1.0	0.8
Niska Gas Storage US, LLC	Senior Notes	(8)	(2)	$2,500	2,511	2,631	n/a	1.3	1.1
North American Energy Alliance LLC	Senior Notes	(8)	(2)	$1,000	979	1,080	n/a	0.6	0.4
Rosetta Resources Inc.	Senior Notes	(8)	(2)	$5,005	5,127	5,105	n/a	2.6	2.0

Total of securities valued by prices provided by market maker or independent pricing service					$20,341	$20,422		10.4%	8.2%

Total of all restricted securities					$150,522	$150,974		77.0%	60.4%

(1)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(2)	Unregistered security.

(3)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(4)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units are being issued by Direct Fuels to the holders of common units and preferred units in lieu of cash distributions.

(5)	The Company’s investment in IRP includes 10 incentive distribution rights (10% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(6)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(7)	Restricted securities that represent Level 3 categorization where reliable market quotes are not readily available. Securities are valued in accordance with the procedures established by the board of directors. See Note 2 — Significant Accounting Policies.

(8)	Restricted securities that represent Level 2 categorization. These securities were acquired at various dates throughout the nine months ended August 31, 2010 and in prior years. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.
     At November 30, 2009, the Company held the following restricted securities.

				Number of
				Units,
				Warrants, or			Fair Value		Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	per Unit/	Percent of	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Warrant	Net Assets	Assets
Copano Energy, L.L.C.	Class D Units	3/14/08	(1)	76	$2,000	$1,491	$19.62	0.9%	0.6%
Direct Fuels Partners, L.P. (2)	Class A Common Units	6/11/07	(3)	2,500	41,817	30,000	12.00	17.8	13.3
Direct Fuels Partners, L.P.	Class A Convertible
	Preferred Units	5/14/09	(3)	96	1,952	1,765	18.39	1.1	0.8
Direct Fuels Partners, L.P.	Class B Convertible
	Preferred Units	8/25/09	(3)	27	538	503	18.63	0.3	0.2
Direct Fuels Partners, L.P.	Class C Convertible
	Preferred Units	11/20/09	(3)	20	406	402	20.10	0.2	0.2
Eagle Rock Energy Partners, L.P.	Common Units	10/01/08	(4)	148	1,563	686	4.64	0.4	0.3
International Resource Partners LP(5)	Class A Units	6/12/07	(3)	1,500	28,193	34,500	23.00	20.5	15.3
ProPetro Services, Inc.	Warrants	2/15/07	(3)	2,905	2,469	—	—	—	—
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(3)	$35,000	33,320	2,500	n/a	1.5	1.1
Quest Midstream Partners, L.P.	Common Units	10/30/07	(3)	361	6,584	1,713	4.75	1.0	0.8
		5/21/07,
VantaCore Partners LP (6)	Class A Common Units	8/04/08	(3)	1,465	24,530	25,632	17.50	15.2	11.3

Total of securities valued in accordance with procedures established by the board of directors(7)					$143,372	$99,192		58.9%	43.9%

Antero Resources Finance Corp.	Senior Notes	(8)	(3)	$7,500	$7,527	$7,519	n/a	4.5%	3.3%
Athabasca Oil Sands Corp.	Senior Notes	(8)	(3)	$2,500	2,434	2,510	n/a	1.5	1.1
Dresser, Inc.	Secured Term Loan	(8)	(3)	$5,000	4,834	4,575	n/a	2.7	2.0
Drummond Company, Inc.	Senior Notes	(8)	(3)	$4,000	3,500	3,770	n/a	2.2	1.7
Energy Future Holdings Corp.	Secured Term Loan	(8)	(3)	$9,209	6,968	6,861	n/a	4.1	3.0
Hilcorp Energy Company	Senior Notes	(8)	(3)	$6,585	6,065	6,338	n/a	3.8	2.8
North American Energy Alliance LLC	Senior Notes	(8)	(3)	$1,000	977	1,042	n/a	0.6	0.5
Trident Resources Corp.	Warrants	(8)	(3)	100	411	—	—	—	—

Total of securities valued by prices provided by market maker or independent pricing service					$32,716	$32,615		19.4%	14.4%

Total of all restricted securities					$176,088	$131,807		78.3%	58.3%

(1)	Unregistered security of a publicly traded company for which there is currently no established market. The Class D Units of Copano Energy, L.L.C. are expected to convert to public units in February 2010.

(2)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(3)	Unregistered security.

(4)	Unregistered Common Units were placed in escrow for a period of 18 months following the sale of Millennium Midstream Partners, L.P. (the escrow account was released on April 1, 2010).

(5)	The Company’s investment in IRP includes 10 incentive distribution rights (10% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(6)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(7)	Restricted securities that represent Level 3 categorization where reliable market quotes are not readily available. Securities are valued in accordance with the procedures established by the board of directors. See Note 2 — Significant Accounting Policies.

(8)	Restricted securities that represent Level 2 categorization. These securities were acquired at various dates throughout the year ended November 30, 2009 and in prior years. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.
8. SENIOR SECURED REVOLVING CREDIT FACILITY
     On March 30, 2010, the Company replaced its then existing senior secured revolving credit facility with an amended and restated senior secured revolving credit facility (the “Credit Facility”). The Credit Facility has availability of $70,000 and a three year commitment maturing on March 30, 2013. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company paid an upfront fee of 0.50% on the $70,000 commitment and pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.
     The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.00:1.00, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $70,000 plus 25% of the net proceeds from any sales of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.
     Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations and private MLP equity investments are generally characterized as non-performing if such investments fail to pay distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.
     Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Company is restricted in paying distributions to stockholders to no more than the amount of Distributable Cash Flow for the current and prior three quarters. As of August 31, 2010, the Company had $52,000 borrowed under its Credit Facility (at an interest rate of 2.30%), which represented 66.8% and 78.8% of its borrowing base and quoted borrowing base of $77,792 and $65,959, respectively. As of November 30, 2009, the Company had $56,000

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)
borrowed under its former credit facility (at an interest rate of 1.48%), which represented 65.9% of its borrowing base of $85,033. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $70,000 and its borrowing base.
     As of August 31, 2010, the Company was in compliance with all financial and operational covenants required by the Credit Facility.
9. COMMON STOCK
     The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the nine months ended August 31, 2010 were as follows:

Shares outstanding at November 30, 2009	10,163,978
Shares issued through reinvestment of dividends and distributions	78,116

Shares outstanding at August 31, 2010	10,242,094

10. SUBSEQUENT EVENT
     On September 29, 2010, the Company declared its quarterly distribution of $0.30 per common share for the period June 1, 2010 through August 31, 2010, for a total of $3,073. The distribution is payable on October 28, 2010 to stockholders of record on October 15, 2010.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Robert V. Sinnott	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC.	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call 1-877-657-3863. For general inquiries, please call (888) 533-1232; or visit us on the web at http://www.kaynefunds.com.
This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.